UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2018 (May 30, 2018)

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 5.02 and 5.07 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 30, 2018, the stockholders of Staffing 360 Solutions, Inc. (the “Company”), approved an amendment (the “2016 Plan Amendment”) to the Company’s 2016 Omnibus Incentive Plan (the “2016 Plan”). The Company’s Board of Directors adopted the 2016 Plan Amendment to provide an additional 750,000 shares which may be used for awards, for an aggregate of 1,250,000 shares available for awards under the 2016 Plan.

Additional details regarding the 2016 Plan Amendment are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2018 (the “Proxy Statement”), under the heading “Proposal 2 – Approval of an Amendment to the Staffing 360 Solutions, Inc., 2016 Omnibus Incentive Plan.” The foregoing summary is qualified in its entirety by the full text of the 2016 Plan Amendment, a copy of which is set forth as Appendix B to the Proxy Statement and incorporated by reference herein.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 30, 2018, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York. At the Annual Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. The final voting results are as follows:

	For (% of voted)	Against (% of voted)	Abstain	Broker non-votes

1. Elect two Class II directors to serve until the 2020 Annual Meeting of Stockholders and one non-classified director to serve until the 2019 Annual Meeting of Stockholders, or in each case, until their respective successors have been duly elected and qualified.

Class II Directors:
Jeff Grout	1,746,318 (80.81%)	414,465 (19.18%)	8,829	1,056,897
Alicia Barker	1,778,697 (82.39%)	380,087 (17.60%)	10,828	1,056,897
Non-Classified Director:
Brendan Flood	1,757,330 (81.29%)	404,329 (18.70%)	7,953	1,056,897

2. Approve an amendment to the Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan	1,723,167 (80.15%)	426,682 (19.84%)	19,763	1,056,897

3. Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2018 fiscal year	2,990,055 (93.45%)	209,444 (6.54%)	27,010	-

For more information about the foregoing proposals, see the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 20, 2018, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits (furnished only).

Exhibit No.	Description
10.1	Amendment to Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan (incorporated by reference from Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 20, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2018	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman, President and Chief Executive Officer